Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
14.	Subsequent Events

The Company has evaluated, for potential recognition and disclosure, events that occurred from the balance sheet date through May 13, 2016, the date the financial statements were available to be issued. The following represent material subsequent events:

Reverse Stock Split and Exchange Ratio

On March 21, 2016, and prior to the closing of the merger, Celladon completed a fifteen-for-one reverse stock split. As a result of the reverse stock split, every fifteen shares of Celladon common stock outstanding immediately prior to the merger were combined and reclassified into one share of Celladon common stock. No fractional shares were issued in connection with the reverse stock split.

The holders of shares of Eiger common stock outstanding immediately prior to the merger received approximately 0.09 shares of Celladon common stock in exchange for each share of Eiger common stock in the merger. The exchange ratio reflects the reverse stock split. The accompanying consolidated financial statements and notes to the consolidated financial statements give retroactive effect to the Reverse Stock Split for all periods presented.

Equity Transactions

On March 22, 2016, as part of the Private Placement, the Company issued an aggregate of 2,304,430 shares of the Company’s common stock at a purchase price of $17.14 per share for an aggregate purchase price of $39.5 million, including the conversion of the principal amount of $6.0 million outstanding convertible Promissory Notes pursuant to the bridge loan outstanding as of December 31, 2015. Further, all outstanding warrants issued in connection with the Promissory Notes were exercised for common stock.

On March 22, 2016 the Company issued to Eiccose 96,300 fully vested shares of the Company’s common stock equivalent to 1.75% of the total number of the Company’s outstanding capital stock. In connection with this transaction the Company remeasured the fair value of the obligation to issue common stock at the settlement date and the change in fair value was recognized during the three months ended March 31, 2016. Upon the settlement of the obligation with the issuance of shares on March 22, 2016, the liability was reclassified to common stock and additional paid-in capital within stockholders’ equity.

Upon the closing of the private placement on March 22, 2016, and prior to the Merger, the Company issued 48,544 (after reverse stock split) top-up options to Drs. Tracey McLaughlin and Colleen Craig pursuant to the terms of the Exendin APA, with an exercise price of $17.25 per option.

Reverse Merger

On March 22, 2016, the Company completed the Merger with Celladon. For accounting purposes, pre-merger Eiger is considered to be acquiring Celladon in the merger. All Celladon employees were terminated prior to the merger date. The Merger will be accounted for as an asset acquisition rather than business combination because as of the acquisition date, Celladon does not meet the definition of a business as defined by U.S. GAAP. The net assets acquired in connection with the transaction will be recorded at their estimated acquisition date fair values as of March 22, 2016, the date the Merger with Celladon was completed.

Upon closing of the Merger and in addition to the reverse stock split and exchange of the Company’s common stock for Celladon common stock: (i) all outstanding options to purchase shares of the Company’s common stock were assumed by Celladon and converted into options to purchase shares of Celladon’s common stock, in each case appropriately adjusted based on the Exchange Ratio; and (ii) all outstanding warrants to purchase shares of the Company’s common stock were assumed by Celladon and converted into warrants to purchase shares of Celladon’s common stock, in each case appropriately adjusted based on the Exchange Ratio. No fractional shares of Celladon’s common stock were issued in connection with the Merger. Instead, the Company’s stockholders received cash in lieu of any fractional shares of Celladon common stock that such stockholders would otherwise have been entitled to receive in connection with the Merger. Also, as a result of the reverse stock split, the per share exercise price of, and the number of shares of common stock underlying, Celladon’s stock options and warrants outstanding prior to the reverse stock split were automatically proportionally adjusted based on the fifteen for one reverse stock split ratio in accordance with the terms of such options and warrants. The reverse stock split did not alter the par value of Celladon’s common stock or modify any voting rights or other terms of the common stock.

Following the Merger, Celladon was renamed Eiger BioPharmaceuticals, Inc. and Eiger became the wholly-owned subsidiary of Celladon and the surviving corporation of the Merger.

License and Equity Purchase Agreement with Bristol-Myers Squibb Company

On April 20, 2016, the Company and Bristol-Myers Squibb Company (“BMS”) entered into a License Agreement (the “License Agreement”) and a Common Stock Purchase Agreement (the “Purchase Agreement”).

Under the License Agreement, BMS granted the Company an exclusive, worldwide, license to research, develop, manufacture, and sell products containing the proprietary BMS molecule known as PEG-interferon Lambda-1a (the “Licensed Product”) for all therapeutic and diagnostic uses in humans and animals. The Company is responsible for the development and commercialization of the Licensed Product at its sole cost and expense. The License Agreement requires the Company to make an upfront payment of $2.0 million in cash and issue $3.0 million in Company common stock and includes development and regulatory milestone payments totaling $61.0 million and commercial sales milestones of up to $128.0 million. The Company is obligated to pay BMS annual net sales royalties in the range of mid-single to mid-double digits, depending on net sales levels. In addition, if the Company grants a sublicense, the Company is obligated to pay BMS a portion of the sublicensing income received.

The Purchase Agreement provides for the sale and issuance of 157,587 shares of common stock of the Company at a price per share of $19.04 and an aggregate purchase price of approximately $3.0 million and grants BMS certain registration rights with respect to the shares of common stock delivered, and BMS has agreed to certain trading and other restrictions with respect to the shares purchased.